                                                                 EXHIBIT 10(j)


                              NUCLEAR METALS, INC.



                                        September 26, 1995



State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02101
Attn:

     Re:  WARRANT AGREEMENT

Gentlemen:

     The undersigned, Nuclear Metals, Inc., a Massachusetts corporation (the "Company"), hereby agrees with you as follows:

     Section 1. AUTHORIZATION OF ISSUE OF WARRANT. Pursuant to that certain letter agreement of even date herewith among the Company, Carolina Metals, Inc., a wholly-owned subsidiary of the Company and you (the "LETTER AGREEMENT"), the Company will authorize the issue of a Warrant ("WARRANT") evidencing the right to purchase, at any time on or before September 26, 2005, 25,000 shares of the Common Stock, having $.10 par value, of the Company (the "COMMON STOCK"), constituting in the aggregate .010177023% of the shares of the Common Stock on a fully diluted basis, at a purchase price of $11.89 per share (as such figure may be adjusted pursuant to the Warrant, the "EXERCISE PRICE"), with such number of shares and purchase price being subject to adjustment as provided in the Warrant, and to be substantially in the form of EXHIBIT A hereto. Whenever used in this Agreement and in the Warrant, the term "fully diluted" when used in connection with the Common Stock of the Company shall mean, as of any given date, the shares of Common Stock actually issued and outstanding or which the Company is obligated to issue on such date together with all shares of such Common Stock that would be issued on such date assuming conversion or exercise of all warrants, options or other rights or securities (including, if applicable, shares of the Company's Preferred Stock)which provide for the acquisition of shares of Common Stock and which are outstanding or which the Company is obligated to issue.

     Section 2. PURCHASE AND SALE OF WARRANT. Subject to the terms and conditions herein set forth, the Company hereby agrees to sell to you and you agree to purchase from the Company the Warrant for $10.00 in hand paid by you to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company. On the date hereof, the Company will deliver to you the Warrant, registered in your name.

     Section 3.     REPRESENTATIONS AND COVENANTS.

     Section 3.1    REPRESENTATION OF THE COMPANY.  The Company represents that:

          (a) The execution, delivery and performance of this Agreement and the Warrant have been duly authorized by the Company's Board of Directors and each of this Agreement and the Warrant constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the execution nor delivery of this Agreement and the Warrant, nor fulfillment of nor compliance with the terms and provisions of this Agreement and the Warrant, nor the issuance of shares of Common Stock upon exercise of the Warrant, will violate the terms of the charter or by-laws of the Company or, to the best of the Company's knowledge, any agreement (including any agreement with stockholders), instrument, judgment, decree or statute to which the Company is subject.

          (b) The authorized capital stock of the Company consists of Six Million (6,000,000) shares of the Company's Common Stock, $.10 par value, of which Two Million Three Hundred Eighty-Nine Thousand Fourteen (2,389,014) shares are issued and outstanding. As of the date hereof there are 2,456,514 shares of Common Stock on a fully diluted basis.

          (c) Other than with respect to 42,500 shares of Common Stock issuable upon the exercise of currently outstanding stock options, the Company does not have outstanding any rights (either pre-emptive or other) or options to subscribe for or purchase from the Company, or any warrants or other agreements providing for or requiring the issuance by the Company of, any capital stock or any securities convertible into or exchangeable for its capital stock.

          (d) Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrant, or the Company has made other binding appropriate arrangements under which sufficient shares are and will be available for delivery upon exercise of the Warrant, and the issuance of either the Warrant or the shares of Common Stock upon exercise of the Warrant will not require any further corporate action by the stockholders or directors of the Company, will not be subject to pre-emptive rights (unless the exercise of the same has been irrevocably waived) in any present or future stockholders of the Company and will not conflict with any provision of any agreement to which the Company is a party or by which it is bound, and such Common Stock, when issued upon exercise of the Warrant in accordance with its terms, will be duly authorized, fully paid and non-assessable.

     Section 3.2 YOUR REPRESENTATION. You represent and in making the sale of the Warrant contemplated hereby to you it is specifically understood and agreed that you are acquiring such Warrant and the shares acquired upon exercise thereof for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. You further represent and it is specifically understood and agreed that you are acquiring such Warrant and the shares acquired upon exercise thereof for investment for your own account with the intention of holding such Warrant or securities for investment and without the intent of participating directly or indirectly in a distribution thereof. You further represent that you are an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act, that you are able to bear the economic risk of the investment represented by the Warrant and the Warrant Stock and have had the opportunity to meet with and ask questions of representatives of the Company.

     Section 4.     RESTRICTIONS ON TRANSFER.

     Section 4.1 APPLICABILITY. The provisions of this Section 4.1 shall apply to the transfer of any Warrants issued to any Holder thereof and the shares of Common Stock purchasable upon exercise of the Warrants, subject to adjustments from time to time pursuant to the provisions contained in the Warrant (such securities, together with any shares of stock or warrants or rights issued as, or resulting from the issuance of, a dividend or other distribution upon such securities or any other shares of stock or warrants or rights substituted therefor being herein in the aggregate called "RESTRICTED SECURITIES"). Each such transfer of a Restricted Security is herein called a "RESTRICTED ACTION". The holder of any Restricted Security, by its acceptance thereof, agrees that it will not take any Restricted Action for so long as the restrictions imposed by this Section 4 are in effect. The restrictions imposed by this Section 4 upon the transferability of Restricted Securities (i) shall cease and terminate as to any particular Restricted Securities when such securities shall have been effectively registered under the Securities Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such Restricted Securities, and (ii) shall cease and terminate as to any particular Restricted Securities or with respect to any particular Restricted Action when, in the opinion of counsel for the holder thereof, which counsel shall be Messrs. Goodwin, Procter & Hoar, or such other counsel as shall be reasonably satisfactory to the Company, such opinion to be concurred in by counsel to the Company (such concurrence not to be unreasonably withheld), such restrictions are no longer required with respect to such Restricted Securities or such Restricted Action, as the case may be, in order to insure compliance with the Securities Act or under any applicable state securities laws. Whenever such restrictions shall terminate as to any Restricted Securities, the same shall no longer be deemed to be Restricted Securities, and the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in Section 4.2 hereof.

     Section 4.2 RESTRICTIVE LEGENDS. Each Warrant, while it is a Restricted Security, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED

     UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT") OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE FEDERAL ACT AND ALL APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT OR THE OTHER SECURITIES. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY LISTED IN SCHEDULE A TO THIS WARRANT.

     Each certificate for Restricted Securities (unless at the time of issuance such Restricted Securities are registered under the Securities Act) other than a Warrant, and each certificate issued upon the transfer or exchange of any such certificate for Restricted Securities (except as otherwise permitted by this Section 4) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE FEDERAL ACT AND ALL APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THESE SECURITIES.

     Section 4.3 NOTICE OF PROPOSED TRANSFER; OPINION OF COUNSEL. Each holder of any Restricted Securities agrees and acknowledges that he will not take any Restricted Action except pursuant to an effective registration statement under the Securities Act and under all applicable state securities laws, unless the Holder shall have furnished the Company with an opinion of counsel, which counsel shall be Messrs. Goodwin, Procter & Hoar, or such other counsel as shall be reasonably satisfactory to the Company, and which opinion shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and under all applicable state securities laws. It shall be an additional condition to the transfer of the Warrant that any transferee hereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of the Warrant and the Agreement.

     Section 5.     REGISTRATION RIGHTS.

     Section 5.1 RIGHTS TO PIGGYBACK. Subject to Section 5.2, if the Company at any time and from time to time shall determine to register any of its securities under the Securities Act for itself or for any other person (other than a registration on a form inappropriate for an underwritten public offering or relating solely to securities to be issued in a merger, acquisition of the stock or assets of another entity or in a similar transaction), the Company will, at its expense:

          (i) furnish prompt written notice thereof (which shall include a list of the jurisdictions, if any, in which the Company intends to register or qualify such securities under the applicable blue sky or other state securities laws) to all Holders, and

          (ii) include among the securities which it then registers or qualifies all Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder (a "Piggyback Registration"); PROVIDED, HOWEVER, if the managing underwriters of such registration shall give written advice to the Company of an Underwriters' Maximum Number, then the Company may reduce the number of Registrable Securities to be registered (any such reduction to be allocated among all Persons other than the Company holding securities which are to be included in such registration in proportion, as nearly as practicable, to the number of shares of such securities requested by such Persons other than the Company to be included in such registration).

     Section 5.2 LIMITATION OF REGISTRATION. If and to the extent that any Holder or Holders shall have, at the time of delivery of the written request referred to in Section 5.1(ii), no present intention of selling or distribution, the Company shall be obligated to effect such registration, qualification or compliance with respect to such Holder's or Holders' Registrable Securities only if and to the extent, in each case, that such registration, qualification and compliance are at the time permitted by the applicable statutes or rules and regulations thereunder or the practices of the governmental authority concerned.

     Section 5.3 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance pursuant to this Section 5, the Company will keep the Holders advised in writing as to the initiation of proceedings for such registration, qualification and compliance and as to the completion thereof, and will advise any such Holder, upon request, of the progress of such proceedings. At the expense of the Company, the Company will
(i) keep such registration, qualification and compliance current and effective for a reasonable period of time by such action as may be necessary or appropriate, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus, for such period as is necessary to permit sale or distribution of Registrable Securities not theretofore sold or distributed, and (ii) take all necessary action under any applicable blue sky or other state securities laws to permit such exercise, sale or distribution, all as requested by such Holders.

     Section 5.4 INDEMNIFICATION. The Company will furnish each Holder such number of registration statements, prospectuses, supplements, amendments, offering circulars and other documents incident to any registration, qualification or compliance referred to in this Section 5, at the expense of the Company, as such Holder from time to time may reasonably request. The Company will indemnify, defend and hold harmless each such Holder and each underwriter of Registrable Securities held by or issuable to such Holder, and each Person, if any, who controls any thereof within the meaning of the Securities Act, to the fullest extent that such agreement is enforceable under applicable law against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder and each such underwriter and each such Person, if any, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Each Holder, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, will indemnify, defend and hold harmless the Company, each of its directors and officers who signs such a registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers or Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder with knowledge that the information set forth in such instrument was to be used therein.

     Section 6.     INTENTIONALLY OMITTED.

     Section 7. SUBSEQUENT HOLDERS OF SECURITIES. Whether or not any express assignment has been made in this Agreement, the provisions of this Agreement that are for your benefit as the Holder of any Warrant or Warrant Stock are also for the benefit of, and enforceable by, all permitted subsequent Holders of Registrable Securities, except any Holder of the Warrant or Warrant Stock which have been sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 (or similar successor rule) under such Act, and except as otherwise expressly provided herein.

     Section 8. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following respective meanings:

     "AFFILIATE" shall have the meaning given to such term in Rule 405 promulgated under the Securities Act.

     "COMMISSION" shall mean the Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act.

     "COMMON STOCK" shall mean and include the Company's presently authorized Common Stock, having $.10 par value, and any other securities constituting "Common Stock" under Section 11.3 of the Warrant.

     "FULLY DILUTED" See Section 1.

     "HOLDER" means you and all Persons to whom any Registrable Securities are transferred in accordance with the provisions hereof. A Holder shall, for all purposes of this Agreement, unless the context shall otherwise require, be deemed to hold, at any particular time, all shares of Warrant Stock issuable upon exercise of the Warrant held of record by such Holder at such time.

     "LETTER AGREEMENT" See Section 1.

     "PERSON" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

     "REGISTERED and REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" means, at any particular time, all shares of Warrant Stock issuable upon exercise of the Warrants at such time or issued and outstanding at such time; provided, however, that the term "Registrable Securities" shall not include any issued and outstanding shares of Warrant Stock that (i) were previously included in a registration statement under the Securities Act and sold in the public offering to which such registration statement relates or (ii) are freely saleable under Rule 144(k) promulgated under the Securities Act (or a successor provision) at a time when shares of Common Stock are listed on a national securities exchange or on the National Market System.

     "RESTRICTED ACTION" See Section 4.1.

     "RESTRICTED SECURITIES" See Section 4.1.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the time.

     "SSB" means State Street Bank and Trust Company.

     "UNDERWRITERS MAXIMUM NUMBER" Underwriters Maximum Number shall mean for any Piggyback Registration that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

     "WARRANT" See Section 1.

     "WARRANT STOCK" means the shares of Common Stock purchasable by the Holders of the Warrants upon the exercise thereof.

     Section 9.     MISCELLANEOUS.

     Section 9.1 The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

     Section 9.2 Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Warrant shall be in writing and shall be delivered by hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopier or telex and confirmed by letter, addressed as follows:

     (a) If to the Company, at 2229 Main Street, Concord, MA 01742 (telecopy: 508-371-0214), Attention: President, with copies to Peabody & Arnold, 50 Rowes Wharf, Boston, Massachusetts 02110 (telecopy: 617-951-2125),
Attention: Thomas A. Wooters, Esq.; and

     (b) If to SSB, at SSB's office at 225 Franklin Street, Boston, Massachusetts 02101 (telecopy: 617-338-4417), Attention: William R. Dewey IV, with copies to Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109 (telecopy: 617-523-1231), Attn: Jon D. Schneider, P.C., or such other address for notice as SSB shall last have furnished in writing to the person giving the notice;

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (a) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (b) if sent by registered or certified first-class mail, postage prepaid, three business days after the posting thereof, and (c) if sent by telegraph, telecopier, or telex at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following business day.

     Section 9.3 The laws of The Commonwealth of Massachusetts shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

     Section 9.4 The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

     Section 9.5 Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Common Stock imposed by any other agreement.

     Section 9.6 The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and assigns.

     Section 9.7 A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

     Section 9.8 This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Holders.

     Section 9.9 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the undersigned, whereupon this letter shall become a binding agreement between you and the undersigned.

                                        Very truly yours,

                                        NUCLEAR METALS, INC.


                                        By   /S/ JAMES M. SPIEZIO
                                            ---------------------------
                                            Name:  James M. Spiezio
                                            Title:  Vice President


The foregoing Agreement is
hereby accepted as of the
date first above written.

STATE STREET BANK AND
  TRUST COMPANY


By   /S/ WILLIAM R. DEWEY IV
    ---------------------------
    Name:  William R. Dewey IV
    Title:  Vice President

                                    EXHIBIT A


                       Right to Purchase 25,000 Shares of
                                 Common Stock of
                              NUCLEAR METALS, INC.

     THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT") OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE FEDERAL ACT AND ALL APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT OR THE OTHER SECURITIES. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY LISTED IN SCHEDULE A TO THIS WARRANT.

                              Nuclear Metals, Inc.

                          Common Stock Purchase Warrant

     Nuclear Metals, Inc., a Massachusetts corporation (the "COMPANY"), hereby certifies that, for value received, State Street Bank and Trust Company ("SSB") or assigns (SSB, or such assigns who may be the registered holder or holders hereof, are hereinafter referred to as the "HOLDER") is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time prior to the Expiration Date, that number of fully paid and non-assessable shares of Common Stock (as defined in Section 11 hereof), as shall be equal to the Initial Warrant Number (as hereinafter defined) at a purchase price per share equal to the Initial Exercise Price (as hereinafter defined) SUBJECT, HOWEVER, to adjustment both as to such number of shares and as to such price as hereinafter set forth (such price per share as so adjusted from time to time being herein called the "Exercise Price").

     This Warrant is issued pursuant to the Warrant Agreement (the "AGREEMENT") dated September 26, 1995, between the Company and SSB, a copy of which is on file at the principal office of the Company. The Holder of this Warrant shall be entitled to all of the benefits of the Agreement as provided therein and by acceptance of this Warrant the Holder agrees to comply with the terms, conditions and obligations imposed by the Agreement.

Section 1. DEFINITIONS. Terms defined in the Agreement and not otherwise defined herein are used herein with the meanings so defined therein. Certain terms are used in this Warrant as specifically defined in Section 11 hereof.

Section 2.     EXERCISE OF WARRANT.

     Section 2.1.   EXERCISE.  Subject to the limitations set forth in
Section 3, this Warrant may be exercised by the Holder hereof at any time during the Warrant Exercise Period by surrender of this Warrant to the Company at its principal office, together with (i) the form of subscription at the end hereof duly executed by such Holder, (ii) such other documents, statements, subscription agreements or other items as may be reasonably requested by the Company in furtherance of its requirements pursuant to
Section 3 below, and (iii) payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect (such amount, the "EXERCISE PAYMENT"), except that the Holder may, at its option, elect to pay the Exercise Payment by canceling a portion of this Warrant that is equal to the number of shares determined by dividing the Exercise Payment by (i) the Current Market Price as of the date of exercise or (ii) if the Current Market Price cannot be determined because the Common Stock is not listed or admitted to unlisted trading on the New York Stock Exchange, another national securities exchange, or the National Market System, the Estimated Current Market Price (as hereinafter defined) (such manner of payment, a "NON-CASH EXERCISE PAYMENT"). The "ESTIMATED CURRENT MARKET PRICE" means the amount most recently determined by the Company's Board of Directors in its reasonable discretion to represent the fair market value per share of the Common Stock (including without limitation a determination for purpose of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company). Upon request of the Holder, the Company's Board of Directors (or a representative thereof) shall promptly notify the Holder of the Estimated Current Market Price. Notwithstanding the foregoing, if the Company's Board of Directors has not made such a determination within the three-month period prior to an exercise of the Warrant in which the Holder has elected to make a Non-Cash Exercise Payment, then (A) the Estimated Current Market Price shall be the amount next determined by the Company's Board of Directors in its reasonable discretion to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Company's Board of Directors shall make such a determination within 15 days of a request by the Holder that it do so, and
(C) the exercise of this Warrant pursuant to this subsection shall be delayed until such determination is made.

     In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or

Warrants of like tenor and dated September 26, 1995, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised (including by way of a Non-Cash Exercise Payment).

     Section 2.2. CLASS OF STOCK RECEIVABLE UPON EXERCISE. Any other provisions hereof to the contrary notwithstanding, no Bank Affiliate shall be entitled to exercise the right under this Warrant to purchase any share or shares of Common Stock if, as a result of such purchase, such Bank Affiliate would own, control or have power to vote a greater quantity of securities of any kind than the Bank Affiliate shall be permitted to own, control or have power to vote under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such Bank Affiliate.

Section 3.     RESTRICTIONS ON TRANSFER.

     Section 3.1.   COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS.
Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may come under applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. The Company's sole obligation to any Holder upon exercise hereof shall be to use its best efforts to obtain exemptions from registration or qualification for the issuance of such securities under applicable state and federal securities laws, and the Holder further agrees that the issuance of such securities shall be deferred until such exemptions shall have been obtained; and it is further agreed that the Company shall have no other obligation or liability to the Holder for non-issuance of such securities except to return the Warrant surrendered and to refund to the Holder any consideration tendered in respect of the Exercise Price. With respect to any such securities, this Warrant may not be exercised by, and securities shall not be issued to, any Holder in any state in which such exercise would be unlawful. The Holder agrees that the Company may place such legend or legends on certificates representing securities issued upon exercise of this Warrant as the Company may reasonably deem necessary to comply with applicable state and federal securities laws for the issuance of such securities.

     The provisions of this Section 3 shall apply to the transfer of this Warrant and the shares of Common Stock purchasable upon exercise of this Warrant, subject to adjustments from time to time pursuant to the provisions contained in this Warrant (such securities, together with any shares of stock or warrants or rights issued as, or resulting from the issuance of, a dividend or other distribution upon such securities or any other shares of stock or warrants or rights substituted therefor being herein in the aggregate called "RESTRICTED SECURITIES"). Each such transfer of a Restricted Security is herein called a "RESTRICTED ACTION." The holder of any Restricted Security, by its acceptance thereof, agrees that it will not take any Restricted Action for so long as the restrictions imposed by this Section 3 are in effect. The restrictions imposed by this Section 3 upon the transferability of Restricted Securities (i) shall cease and terminate as to any particular Restricted Securities when such securities shall have been effectively registered under the Securities Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such Restricted Securities, and (ii) shall cease and terminate as to any particular Restricted Securities or with respect to any particular Restricted Action when, in the opinion of counsel for the Holder thereof, which counsel shall be Messrs. Goodwin, Procter & Hoar, or such other counsel as shall be reasonably satisfactory to the Company, such opinion to be concurred in by counsel to the Company (such concurrence not to be unreasonably withheld), such restrictions are no longer required with respect to such Restricted Securities or such Restricted Action, as the case may be, in order to insure compliance with the Securities Act or under any applicable state securities laws. Whenever such restrictions shall terminate as to any Restricted Securities, the same shall no longer be deemed to be Restricted Securities and the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth on such securities.

Section 4.     DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

     Section 4.1. DELIVERY. Subject to the complete terms and conditions of this Agreement, including without limitation the limitations set forth in
Section 3 hereof, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise.

     Section 4.2. FRACTIONAL SHARES. This Warrant may not be exercised as to fractional shares of the Common Stock. In the event that the exercise of this Warrant, in full or in part, results in the issuance of any fractional share of Common Stock, then in such event the Holder of this Warrant shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith and on a reasonable basis by the Company's Board of Directors.

Section 5.     ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS.

     In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

          (a) other or additional stock or other securities or property (other than cash) by way of dividend; or

          (b) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

OTHER THAN additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the Holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) which such Holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) receivable by such Holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof.

Section 6.     ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

     Section 6.1. CERTAIN ADJUSTMENTS. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other person, or
(iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Stock) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

     Section 6.2. APPOINTMENT OF TRUSTEE FOR WARRANT HOLDERS UPON DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders of the Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the Holder or Holders of the Warrant.

     Section 6.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6 (any such event, a "Business Combination"), this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such Business Combination, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

Section 7. STOCK SPLITS, STOCK DIVIDENDS, REDUCTION IN WARRANT NUMBER; PREEMPTIVE RIGHTS.

     Section 7.1 STOCK EVENTS. If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Company's Common Stock ("STOCK EVENT"), then the number of shares of Common Stock to be received by the Holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder prior to such Stock Event to the total number of shares of the Company outstanding (on a fully diluted basis, as such term is defined in Section 11.11) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company outstanding (on a fully diluted basis) after such Stock Event. No adjustment to the Exercise Price shall be made in connection with any adjustment of the number of shares of Common Stock receivable upon exercise of this Warrant, except that the Exercise Price shall be proportionately decreased or increased upon the occurrence of any stock split or other subdivision of the Common Stock.

     Section 7.2 OTHER ISSUANCES OF COMMON STOCK. Subject to Section 7.3 and unless the Holder of this Warrant shall otherwise agree, if at any time there shall be any increase in the number of shares of Common Stock outstanding or which the Company is obligated to issue, or covered by any option, warrant or convertible security which is outstanding or which the Company is obligated to issue, then the number of shares of Common Stock to be received by the holder of this Warrant shall be adjusted to that number determined by multiplying the number of shares of Common Stock purchasable hereunder prior thereto by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding (on a fully diluted basis) immediately after such increase, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding (on a fully diluted basis) immediately prior to such increase. Thereupon, the Exercise Price shall be correspondingly reduced so that the aggregate Exercise Price for all shares of Common Stock covered hereby shall remain unchanged.

Section 8. CERTAIN OBLIGATIONS OF THE COMPANY. The Company will from time to time, in accordance with the laws of The Commonwealth of Massachusetts, take action to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of this Warrant.

     The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock or out of shares of its treasury stock, solely for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a number of shares of Common Stock equal to the Warrant Number in effect from time to time.

     The Company will not, by amendment of its Articles of Organization, including without limitation, amendment of the par value of its Common Stock, or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the material performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist, insofar as it is able, in the carrying out of all of the provisions of this Warrant in a reasonable manner and in the taking of all other action which may be necessary in order to protect the rights of the holder of this Warrant against dilution in the manner required by the provisions of this Warrant.

     The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to the registered holder of this Warrant, at the address of the registered holder of this Warrant appearing on the books of the Company, of each change in the location of such office.

Section 9. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and
(ii) the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof. The Company will forthwith mail a copy of each such certificate to each Holder of a Warrant, and will, on the written request at any time of any Holder of a Warrant, furnish to such Holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the Holder of a Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

Section 10.    NOTICES OF RECORD DATE.  In the event of:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such event, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which any such action is to be taken.

Section 11. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     Section 11.1. The term BANK AFFILIATE means any Person which is a bank holding company or a subsidiary of a bank holding company as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States and the rules and regulations promulgated thereunder.

     Section 11.2. The term COMPANY shall include Nuclear Metals, Inc., a Massachusetts corporation, and any corporation which shall succeed to or assume the obligations of the Company hereunder.

     Section 11.3. The term COMMON STOCK includes (i) the Company's Common Stock, having $.10 par value, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and
(iii) any other securities into which or for which any of the securities described in clauses (i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     Section 11.4.  The term EXPIRATION DATE shall mean September 26, 2005.

     Section 11.5.  The term INITIAL EXERCISE PRICE shall mean $11.89.

     Section 11.6.  The term INITIAL WARRANT NUMBER shall mean 25,000.

     Section 11.7. The term OTHER STOCK shall mean stock of the Company other than the Company's Common Stock.

     Section 11.8. The term OUTSTANDING WARRANT shall mean the Initial Warrant Number as adjusted herein minus the number of Warrants exercised pursuant to Section 2.1 hereof.

     Section 11.9. The term PERSON shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

     Section 11.10. The term WARRANT EXERCISE PERIOD shall mean the period beginning on the date hereof and ending on the Expiration Date.

     Section 11.11. The term "FULLY DILUTED" when used in connection with the Common Stock of the Company shall mean, as of any given date, the shares of Common Stock actually issued and outstanding or which the Company is obligated to issue on such date together with all shares of such Common Stock that would be issued on such date assuming conversion or exercise of all warrants, options or other rights or securities (including shares of the Company's Preferred Stock) which provide for the acquisition of shares of Common Stock and which are then outstanding or which the Company is obligated to issue.

Section 12. WARRANT AGENT. The Company may, by written notice to the holder of this Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 2 hereof, and exchanging or replacing this Warrant pursuant to the Agreement, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

Section 13. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

Section 14. NOTICES. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by telecopier, facsimile machine or telex to such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

Section 15. TRANSFER. Subject to the provisions of this Agreement and the Warrant Agreement, including without limitation the provisions of Section 3 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the registered Holder thereof in person or by a duly authorized attorney, upon surrender of this Warrant together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the registered Holder hereof as the owner hereof for all purposes. Any transferee of this Warrant and any rights hereunder, by acceptance thereof, agrees to assume all of the obligations of a Holder thereunder and to be bound by all of the terms and provisions of the Agreement.

Section 16. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of The Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary.

Dated:  September 26, 1995            NUCLEAR METALS, INC.



(Corporate Seal)                   By:
                                      ---------------------------------
                                      Name:
                                      Title:


Attest:


-----------------------------
Secretary

                              FORM OF SUBSCRIPTION

                        (To be signed only on exercise of
                         Common Stock Purchase Warrant)


TO: NUCLEAR METALS, INC.

     The undersigned, the holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder ____*____ shares of Common Stock of Nuclear Metals, Inc. (the "Company") and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is ______________________. The undersigned agrees that this election is subject to the complete terms and conditions of the Warrant Agreement dated _________, 1995, and the undersigned agrees to deliver to the Company such additional documentation as may be requested by the Company in accordance with the Warrant Agreement.


Dated:                             ___________________________________________
                                   (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)


                                   ___________________________________________
                                   (Address)


_________________

     *Insert here the number of shares (all or part of the number of shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise, it being understood that the exercise of the Common Stock Purchase Warrant with respect to the number of shares set forth herein is deemed also to be the exercise of the Common Stock Purchase Warrant with respect to such other stock, securities, cash or property.

                               FORM OF ASSIGNMENT

                        (To be signed only on transfer of
                         Common Stock Purchase Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto ________ of _________ the right represented by the within Common Stock Purchase Warrant to purchase _______ shares of Common Stock of Nuclear Metals, Inc. to which the within Common Stock Purchase Warrant relates, and appoints ____________ as Attorney to transfer such right on the books of Nuclear Metals, Inc. with full power of substitution in the premises.

Dated:                             ___________________________________________
                                   (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)



                                   ___________________________________________
                                   (Address)



Signed in the presence of:



_______________________________